POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and directors of AMERICAN HOME ASSURANCE COMPANY, hereby constitute and appoint BRIAN RUCKER as their true and lawful attorney-in fact and agent, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities, to sign on behalf of AMERICAN HOME ASSURANCE COMPANY any and all amendments to the Registration Statements listed on the attached schedule by AMERICAN GENERAL LIFE INSURANCE COMPANY, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serving as Depositors, for which AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his substitute, shall do or cause to be done by virtue hereof.

AMERICAN HOME ASSURANCE COMPANY

GUARANTOR PRODUCT SCHEDULE –04/22/2024

Registrant Name	File Nos.
AGL VARIABLE SEPARATE ACCOUNT	Under the Securities Act of 1933:
	333-185797	American Pathway II
	333-185798	Polaris
	333-185799	Polaris II
	333-185831	PolarisAmerica
	333-185838	Polaris Platinum II
	333-185800	Polaris II Platinum Series
	333-185837	Polaris Choice II / Polaris Choice III
	333-185818	WM Diversified Strategies
	333-185820	WM Diversified Strategies III
	333-185815	Polaris Advisor
	333-185801	Polaris Protector
	333-185816	Polaris Preferred Solution
	333-234470	ICAP II
	333-234471	Vista Capital Advantage
	333-234472	Anchor Advisor
	333-185797	American Pathway II
Under the Investment Company Act of 1940:
811-03859
AGL VARIABLE ANNUITY ACCOUNT FIVE	Under the Securities Act of 1933:
	333-185829	Seasons
	333-185804	Seasons Select II
	333-185825	Seasons Select
	333-185826	Seasons Triple Elite / Seasons Elite
	333-185822	Seasons Advisor
	333-185824	Seasons Advisor II
	333-185828	Seasons Preferred Solution
Under the Investment Company Act of 1940:
811-07727
AGL VARIABLE ANNUITY ACCOUNT SEVEN	Under the Securities Act of 1933:
	333-185806	Polaris Plus
	333-185807	Polaris II A-Class / Polaris II A-Class Platinum Series
	333-185832	Polaris II Asset Manager
Under the Investment Company Act of 1940:
811-09003

Registrant Name	File Nos.
AGL VARIABLE ANNUITY ACCOUNT NINE	Under the Securities Act of 1933:
	333-185834	Ovation
	333-185835	Ovation Plus
	333-185841	Ovation Advantage
	333-185842	Ovation Advisor
	333-185834	Ovation
Under the Investment Company Act of 1940:
811-21096
USL - FS VARIABLE SEPARATE ACCOUNT	Under the Securities Act of 1933:
	333-178854	Polaris NY/ Polaris II NY / Polaris II NY – Jones
	333-178859	WM Diversified Strategies III NY
	333-178857	FSA Advisor
	333-178853	Polaris Choice NY / Polaris Choice III NY
	333-178855	Polaris II A-Class Platinum Series NY
	333-178850	Polaris Advantage NY
	333-234490	ICAP II NY
	333-234491	Vista Capital Advantage NY
Under the Investment Company Act of 1940:
811-08810
USL - FS VARIABLE ANNUITY ACCOUNT FIVE	Under the Securities Act of 1933:
	333-178860	Seasons Triple Elite NY/ Seasons Elite NY
	333-178858	Seasons Select II NY
Under the Investment Company Act of 1940:
811-08369
AGL SEPARATE ACCOUNT D	Under the Securities Act of 1933:
	033-43390	Generations VA, Variety Plus VA
	002-49805	Front End Load, Regular Surr. Charge
	333-70667	Platinum Investor VA
	333-40637	Select Reserve VA
	033-57730	WM Advantage VA
	333-25549	WM Strategic Asset Manager VA
	333-234476	Black, VA, Blue VA, Green VA
	333-234477	Orange VA, Yellow VA
	333-234478	The Chairman VA
Under the Investment Company Act of 1940:
811-02441
AGL SEPARATE ACCOUNT VL-R	Under the Securities Act of 1933:
	333-89897	AG Legacy Plus
	333-42567	Platinum Investor I VUL
	333-90787	Platinum Investor Survivor VUL
	333-80191	Corporate America VUL
	333-53909	Legacy Plus VUL (Orig.)
	333-103361	Platinum Investor II VUL
	333-43264	Platinum Investor III VUL
	333-118318	Platinum Investor IV VUL
	333-129552	Platinum Investor VIP (Orig.)
	333-109613	Platinum Investor FlexDirector
	333-82982	Platinum Investor PLUS VUL
	333-65170	Platinum Investor Survivor II VUL
	333-87307	The ONE VUL Solution
	333-234481	EquiBuilder VUL
	333-234482	EquiBuilder II VUL
	333-234480	EquiBuilder III VUL
Under the Investment Company Act of 1940:
811-08561

Registrant Name	File Nos.
USL SEPARATE ACCOUNT USL VL-R	Under the Securities Act of 1933:
	333-151575	Income Advantage Select VUL
	333-149403	Protection Advantage Select VUL
	333-137941	Platinum Investor VIP VUL
	333-105246	Platinum Investor PLUS VUL
Under the Investment Company Act of 1940:
811-09359
USL SEPARATE ACCOUNT USL A	Under the Securities Act of 1933:
	333-234492	Generations VA
Under the Investment Company Act of 1940:
811-04865
THE VARIABLE ANNUITY LIFE INSURANCE	Under the Securities Act of 1933:
COMPANY SEPARATE ACCOUNT A	002-32783	GUP & GTS-VA
	033-75292	Portfolio Director series 1.00 - 12.00, 1.20 - 13.20, 1.40 - 12.40, and 1.60 - 12.60
	333-49232	Potentia VA
	002-96223	IMPACT UIT-981 VA
	333-124398	Independence Plus VA
Under the Investment Company Act of 1940:
811-03240

POWERS OF ATTORNEY

Signature	Title	Date

/s/ DONALD BAILEY DONALD BAILEY	Director, President, CEO, and Chairman of the Board of Directors (Principal Executive Officer)	April 09, 2025

/s/ SHELLEY SINGH SHELLEY SINGH	Director, Chief Financial Officer and Senior Vice President (Principal Financial Officer)	April 07, 2025

/s/ MOHAMMAD ABU TURAB HUSSAIN MOHAMMAD ABU TURAB HUSSAIN	Director	April 07, 2025

/s/ JOHN F. KLAUS JOHN F. KLAUS	Director	April 07, 2025

/s/ BARBARA LUCK BARBARA LUCK	Director	April 08, 2025

/s/ CHRISTOPHER SCHAPER CHRISTOPHER SCHAPER	Director	April 07, 2025

/s/ KEITH WALSH EITH WALSH	Director	April 15, 2025